Date the 24th day of May, 2021

GRAPHEX GROUP LIMITED
烯石電動汽車新材料控股有限公司

(formerly known as

EARTHASIA INTERNATIONAL HOLDINGS LTD.
泛亞環境國際控股有限公司)

as Issuer

and

LEXINTER INTERNATIONAL INC.
as Investor

SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENTAL AGREEMENT (this "**Supplemental Agreement**") is dated the 24th day of May, 2021

BETWEEN:

(1) **Graphex Group Limited 烯石電動汽車新材料控股有限公司** (formerly known as **Earthasia International Holdings Ltd. 泛亞環境國際控股有限公司**), a company incorporated in the Cayman Islands with limited liability whose registered address is Windward 3, Regatta Office Park, PO Box 1350, Grand Cayman KY1-1108, Cayman Islands and having its principal place of business at 11/F, COFCO Tower, 262 Gloucester Road, Causeway Bay, Hong Kong (the "**Issuer**"); and

(2) **Lexinter International Inc.**, a company incorporated under the laws of the Province of Ontario, Canada, whose registered office is at 3443 Bathurst Street Suite 502, Toronto, Ontario, M6A 2C3 Canada (the "**Investor**").

(The Issuer and the Investor are collectively referred to herein as the "**Parties**" and each individually as a "**Party**")

WHEREAS:

(A) The Issuer and the Investor have entered into a Subscription Agreement on 19 January 2021 (the "**Agreement**") whereby the Investor has agreed to subscribe and purchase from the Issuer certain convertible notes and warrants to purchase the ordinary shares of the Issuer in a series of transactions upon the terms and conditions as more particularly set out in the Agreement.

(B) The Parties agree to enter into this Supplemental Agreement to vary and supplement the terms of the Agreement in accordance with the terms therein.

NOW, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the Parties hereby agree as follows:

1. INTERPRETATION

1.1 In this Supplemental Agreement (including the recital hereof), unless the context requires otherwise, terms and expressions defined in the Agreement shall have the same meanings when used in this Supplemental Agreement and the rules of construction contained in clauses 1.2 of the Agreement shall apply to this Supplemental Agreement.

2. AMENDMENTS

2.1 With effect from the date hereof, the Agreement shall be amended and supplemented as set forth in Appendix1 hereto.

2.2 This Supplemental Agreement is supplemental to the Agreement.

2.3 As from the date hereof, this Supplemental Agreement and the Agreement shall be read together and be deemed to constitute one single instrument and, save as provided otherwise or as the context requires otherwise, all references to the Agreement in whatever terms in the Agreement and any other document shall be read and construed as

references to the Agreement as amended, varied and supplemented by this Supplemental Agreement.

2.3 The Parties agree that the Agreement as amended, varied and supplemented by this Supplemental Agreement shall remain in full force and shall continue to constitute their respective legal, valid and binding obligations and rights enforceable in accordance with its terms.

3. MISCELLANEOUS

3.1 This Supplemental Agreement shall take effect from the date hereof.

3.2 Each Party agrees to do all things and execute all further documents necessary to give full effect to this Supplemental Agreement.

3.3 This Supplemental Agreement shall be governed by and construed under the laws of Hong Kong.

3.4 This Supplemental Agreement may be executed in any number of counterparts and by the Parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

(The rest of this page is left blank intentionally)

This Supplemental Agreement has been entered into on the date stated at the beginning.

ISSUER:

SIGNED for and behalf of) **GRAPHEX GROUP LIMITED**) 烯石電動汽車新材料控股有限公司) by its duly authorised signatory in the presence of a witness:	Signature : .... Name : .... (block capital) Director/Authorised Signatory

Witness signature: ....

Witness name (block capitals): ....

Witness address: ....

....

This Supplemental Agreement has been entered into on the date stated at the beginning.

INVESTOR:

SIGNED for and behalf of **Lexinter International Inc.** by its duly authorised signatory in the presence of a witness:)))	Signature :	………………………………
	Name : (block capital)	Jeffrey Abramovitz ……………………………… Director/Authorised Signatory

Witness signature: ……………………………...

Witness name (block capitals): ………………………

Witness address: ………………………………………

……………………………………………………………

APPENDIX 1 TO THIS SUPPLEMENTAL AGREEMENT

Amendments to the Agreement

1. The definition of "Closing Notice" in clause 1.1 of the Agreement is deleted in its entirety and replaced by the following new definition of "Closing Notice":

" "**Closing Notice**" means a written notice by a Party to the other Party on or before the Long Stop Date to request a Closing (other than the First Note Closing and the Initial Warrant Closing) in the form attached hereto as Annex 1, specifying the Closing Amount and the Closing Date which shall be not less than 5 Business Days or more than 10 Business Days from the date of the Closing Notice unless otherwise agreed by the Parties in writing; for the avoidance of doubt either the Investor or the Issuer may serve a Closing Notice to the other to request for a Closing other than the First Note Closing and the Initial Warrant Closing; "

2. The definition of "Minimum Commitment" in clause 1.1 of the Agreement is deleted in its entirety.

3. Clauses 2.1 of the Agreement is deleted in its entirety and replaced by the following new Clause 2.1:

"2.1 **Issue and Subscription of Notes and Warrants:** Subject to the satisfaction (or waiver) of the conditions set forth in Clause 5, the Issuer agrees to issue the Notes and the Warrants to the Investor, and the Investor agrees to subscribe and pay for the Notes in the aggregate amount equivalent to the Total Commitment of US$15,000,000 and the Warrants at the Warrant Purchase Price of US$1.00 at the applicable Closings in accordance with the terms of this Agreement; provided that (i) the issue and subscription of the First Note shall be pursuant to Clause 2.2 hereof, (ii) the issue and subscription of the Initial Warrant shall be pursuant to Clause 2.4 hereof, (iii) prior to the Initial Warrant Closing, the issue and subscription of the Notes (other than the First Note) shall be pursuant to Clause 2.3 hereof, and (iv) after the Initial Warrant Closing, the issue and subscription of the Notes (other than the First Note) and the Warrants (other than the Initial Warrant) shall be pursuant to Clause 2.5 hereof. For the avoidance of doubt, the aggregate principal amount of the Notes issued and subscribed hereunder shall not exceed the Total Commitment and the principal amount of each Note shall be in the minimum denomination of US$500,000 and integral multiples of US$10,000 in excess thereof. With respect to the Subsequent Closings, (i) if the Initial Warrant Closing does not occur by the Long Stop Date for whatever reason, the Investor shall have the right not to proceed to any Subsequent Closing, or (ii) if the aggregate principal amount of the Notes issued pursuant to Clauses 2.2 and 2.3 hereof is already equal to the Total Commitment, then no Subsequent Closing shall occur."

4. Clause 2.3 of the Agreement is deleted in its entirety and replaced by the following new Clause 2.3:

"2.3 **Other Initial Note Closings:** Subject to the terms and conditions of this Agreement and upon the satisfaction (or waiver) of the conditions set forth in Clause 5.1.1 but prior to the satisfaction of the conditions set forth in Clause 5.1.2, if a Party determines that the additional closing of the issue and subscription of the Notes with such aggregate number of underlying Conversion Shares the conversion of which can be covered by the General Mandate (each, the "**Other Initial Note Closing**") shall occur, then the Party shall notify the other Party in writing regarding such determination by delivering a Closing Notice setting forth the Closing Amount for such Other Initial Note Closing and the Closing Date for such Other Initial Note Closing (each, the "**Other Initial Note Closing Date**").

2.3.1 **Issuer Action at other Initial Note Closings:** At each Other Initial Note Closing, the Issuer shall issue to the Investor the Note in the principal amount equal to the closing amount set forth in the Closing Notice and procure the entry of the name of the Investor in the register of Noteholders, and shall deliver to the Investor (i) the Definitive Note Certificate for the Note in the principal amount equal to the Closing Amount set forth in the Closing Notice delivered for such Closing duly executed; (ii) a certified true copy of the updated register of Noteholders registering the Investor as the record holder of the Note issued at such Closing; and (iii) to the extent not delivered at the First Note Closing, a certified true copy of the board resolutions of the Issuer approving the issue of such Note.

2.3.2 **Investor Action at Other Initial Note Closings:** At each Other Initial Note Closing, the Investor shall deliver or cause to be delivered to the Issuer, via wire transfer of immediately available funds, cash in the amount equal to the Closing Amount set forth in the Closing Notice delivered for such Other Initial Note Closing to the bank account designated by the Issuer and notified to the Investor in writing at least five Business Days prior to the Closing Date set forth in the Closing Notice delivered for such Other Initial Note Closing."

5. Clause 2.5 of the Agreement is deleted in its entirety and replaced by the following new Clause 2.5:

"2.5 **Subsequent Closings**: Subject to the terms and conditions of this Agreement and upon satisfaction (or waiver) of the conditions set forth in Clauses 5.1.1, 5.1.2 and 5.1.3, at any time after the Initial Warrant Closing, the issue and subscription of the Notes and the Warrants shall occur concurrently and either Party may proceed to subsequent closing by one or more Closings at its option (each, the "**Subsequent Closing**") by delivering a Closing Notice to the other Party on or before the Long Stop Date setting forth the Closing Amount for such Subsequent Closing and the Closing Date for such Subsequent Closing (each, the "**Subsequent Closing Date**"). In the event of a Subsequent Closing: (i) the sale of the Notes and the Warrants at the Subsequent Closing shall be made on the terms and conditions set forth in this Agreement; (ii) the representations and warranties of the Issuer set forth in Clause 3.1 hereof shall speak as of each Subsequent Closing Date; and (iii) the representations and warranties of the Investor in Clause 3.2 hereof shall speak only as of the First Note Closing Date.

2.5.1 **Issuer Action at Subsequent Closings:** At each Subsequent Closing, the Issuer shall issue the Note in the principal amount equal to the Closing Amount set forth in the Closing Notice for such Subsequent Closing and the corresponding Warrant entitling the holder thereof to purchase Shares at the exercise price therein for the aggregate purchase price thereunder up to the lower of (i) the amount permitted under Rule 15.02 of the Listing Rules, and (ii) 50% of the Closing Amount for such Subsequent Closing (each a "**Subsequent Warrant**") to the Investor and procure the entry of the name of the Investor in the register of Noteholders and Warrantholders respectively, and will deliver to the Investor (i) the Definitive Note Certificate for the Note duly executed representing the Subsequent Closing Amount for such Subsequent Closing; (ii) the duly executed corresponding Subsequent Warrant; (iii) a certified true copy of the updated register of Noteholders; (iv) a certified true copy of the updated register of Warrantholders; and (v) if not previously delivered at the Initial Note Closings or the Initial Warrant Closing, a certified true copy of the board resolutions of the Issuer approving the issue of such Note and such Warrant. If the HKSE approves the issuance of a Subsequent Warrant after the Long Stop Date, such Subsequent Warrant shall be delivered to the Investor.

2.5.2 **Investor Action at Subsequent Closings:** At each Subsequent Closing, the Investor shall deliver or cause to be delivered to the Issuer, via wire transfer of immediately available funds, cash in the amount of (a) the Closing Amount set forth in the Closing Notice delivered for such Subsequent Closing, plus (b) the Warrant Purchase Price for the Warrant issued at such Subsequent Closing, to the bank account designated by the Issuer and notified to the Investor in writing at least five Business Days prior to the Closing Date set forth in the Closing Notice delivered for such Subsequent Closing."

6. Clause 2.6 of the Agreement is deleted in its entirety and replaced by the following new Clause 2.6:

"2.6 A Closing Notice served by a Party to the other Party shall become irrevocable and may not be withdrawn by the Party serving the Closing Notice."

7. Clause 2.7 of the Agreement is deleted in its entirety and replaced by the following new Clause 2.7:

"2.7 Subject to the terms and conditions of this Agreement and upon the satisfaction (or waiver) of the relevant conditions set forth in Clause 5.1, in the event that on the date immediately prior to the Long Stop Date the aggregate principal amount of the Notes issued and subscribed pursuant to this Agreement prior to such date shall be less than the Total Commitment, then, a Closing Notice in the Closing Amount equivalent to such shortfall of the Total Commitment shall be deemed to be served by the Investor to the Issuer on the Long Stop Date and the Parties shall proceed to the Closing of such Closing Amount on the 10th Business Days after the Long Stop Date (unless otherwise agreed by the Parties in writing) in

accordance with Clause 2.3 or Clause 2.5, as the case may be, notwithstanding that the Closing Date will be after the Long Stop Date."

8. Sub-clause 12.2 of the Agreement is deleted in its entirety and replaced by the following new Sub-clause 12.2:

"12.2 The Investor may not assign any of its rights or delegate or transfer any of its obligations under this Agreement without the prior written consent of the Issuer. For the avoidance of doubt, the foregoing sentence does not apply to any Notes or Warrants issued to the Investor pursuant to this Agreement."

9. Annex 1 of the Agreement is deleted in its entirety and replaced by the new Annex 1 annexed hereto and marked "A".

10. The form of Definitive Note Certificate set out in Schedule 2 of the Agreement is deleted in its entirety and replaced by the new form of Definitive Note Certificate annexed hereto and marked "B".

"A"

Schedule 1

Form of Closing Notice

To: ***[(i) Graphex Group Limited/(ii) Lexinter International Inc.]***

Re: Subscription Agreement dated January 19, 2021 (the "**Agreement**")

We refer to the Agreement. Capitalized terms not otherwise defined herein shall have the same meaning as ascribed to such term in the Agreement.

We hereby give you notice that we wish to [*(i) purchase/(ii) request you to purchase*] the Note in the principal amount of US$__________ (the "**Closing Amount**") on ________________ 2021 (the "**Closing Date**") pursuant to the terms and conditions of the Agreement.

For and on behalf of

[(i) Lexinter International Inc./(ii) Graphex Group Limited]

____

Name:

Title:

Noted:

Please select (i) or (ii) where appropriate and delete the other

"B"

DEFINITIVE CERTIFICATE

PRINCIPAL AMOUNT: US$[*] CERTIFICATE NUMBER: [•]

GRAPHEX GROUP LIMITED
(烯石電動汽車新材料控股有限公司)

(incorporated in the Cayman Islands with limited liability whose shares are listed on HKSE with stock code 6128)

US$[*]
5.50% Secured Convertible Notes due in 2023 convertible into the ordinary shares of Graphex Group Limited (烯石電動汽車新材料控股有限公司)

The Note or Notes in respect of which this Certificate is issued, the identifying number of which is noted above, are in registered form and form part of a series designated as specified in the title (the "**Notes**") of **Graphex Group Limited (烯石電動汽車新材料控股有限公司)** (the "**Issuer**").

The Notes have the benefit of an instrument (the "**Note Instrument**") dated [*] 2021 attached hereto executed by the Issuer and are subject to, and have the benefit of, the terms and conditions (the "**Conditions**") set out thereto and endorsed hereof. Expressions defined in the Conditions have the same meaning in this Certificate.

The Issuer hereby certifies that Lexinter International Inc. is, at the date hereof, entered in the register of Noteholders as the holder of Notes in the principal amount of US$[*]. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Noteholders as holder of the Notes in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Notes and otherwise to comply with the Conditions.

The Notes in respect of which this Certificate is issued are convertible into fully-paid ordinary shares of the Issuer subject to and in accordance with the Conditions.

This Certificate is evidence of entitlement only. Title to the Notes passes only on due registration on the register of Noteholders and only the duly registered holder is entitled to payments on Notes in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

The Certificate is governed by, and shall be construed in accordance with, Hong Kong law.

In witness whereof the Issuer has caused this Certificate to be executed as a deed poll.

This Certificate is delivered on [ISSUE DATE].

The COMMON SEAL of
Graphex Group Limited
(烯石電動汽車新材料控股有限公司)

was affixed in the presence of:

Director Director/Secretary

Notes:
The Notes cannot be transferred to bearer on delivery and are only transferable to the extent permitted by Condition 3. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.